UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2009

GREENMAN TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

205 South Garfield
Carlisle, Iowa 50047
 (Address of Principal Executive Offices, including Zip Code)

(781) 224-2411
 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Definitive Material Agreement

On July 27, 2009, GreenMan Technologies, Inc. (the “Company”) and its wholly owned subsidiary GreenMan Alternative Energy, Inc. (the “Buyer”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with American Power Group, Inc., an Iowa corporation (“APG”). Pursuant to the Purchase Agreement, the Buyer acquired substantially all of APG’s assets (other than rights to U.S. Patent number 6,003,478, which is the subject of an exclusive license agreement dated as of June 17, 2009 from APG to the Company (the “License Agreement”)). Subject to the adjustment described below, the consideration for the acquisition consisted of (i) approximately $850,000 in cash, which was used by APG to retire indebtedness to a bank, (ii) the assumption by the Buyer of approximately $415,000 of APG’s accounts payable and other liabilities to third parties, and (iii) loans of approximately $611,000 from the Company to APG, which loans were also assumed by the Buyer.

APG has agreed that it will reimburse the Buyer, in cash, an amount equal to the greater of (i) one-half of the goodwill recorded by the Company in connection with the acquisition or (ii) all of the goodwill recorded by the Company to the extent such goodwill exceeds $500,000. The parties estimated at the closing of the acquisition that the amount of the goodwill adjustment due to the Company is $531,500. That amount, which is subject to a post-closing reconciliation, is payable to the Company under a promissory note bearing interest at the rate of 5.5% per annum. The principal amount of the note is due in a single, lump sum payment on July 27, 2013; provided, however, that 7% of any royalties due from time to time from the Company to APG under the License Agreement will be paid over to the Buyer rather than to APG and will be considered prepayments of the promissory note.

The Purchase Agreement contains customary representations, warranties and covenants. The parties have agreed that, in addition to other indemnification rights provided in the Purchase Agreement, the Buyer and the Company may withhold any royalties due from time to time to APG under the License Agreement as an offset against indemnification claims and/or against any amounts which may be overdue under the promissory note described above. Any amounts so withheld must be placed in escrow pending resolution of the claims.

The foregoing descriptions of the Purchase Agreement and of the other agreements referred to in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement and such agreements, which are filed as Exhibits 2.1 through 10.2 hereto and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On July 27, 2009, the Company, through a wholly owned subsidiary, completed the acquisition of substantially all of the assets of American Power Group, Inc. Each of the disclosures set forth in response to Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.01 by this reference.

Item 7.01.	Regulation FD Disclosure

On July 29, 2009, the Company issued a press release announcing the matters described in Item 1.01 of this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Companies

Not applicable.

(d)	Exhibits

Explanatory Note Regarding Exhibits
Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes and/or because such representations may no longer continue to be true as of any given date.

Material exhibits to the Purchase Agreement filed as Exhibit 2.1 to this report have been omitted because executed copies of the respective exhibits have been filed as Exhibits 2.2 and 10.2, respectively. All other schedules and attachments to each of the exhibits below are omitted in reliance on Item 601(b)(2) of Regulation S-K. Such schedules and attachments will be provided to the Commission upon request.

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of July 27, 2009, by and among GreenMan Alternative Energy, Inc., GreenMan Technologies, Inc. and American Power Group, Inc.

2.2	Promissory Note dated as of July 27, 2009, in the principal amount of $531,500, issued by American Power Group, Inc. to GreenMan Alternative Energy, Inc.

10.1*	Exclusive Patent License Agreement dated as of June 17, 2009, by and between GreenMan Technologies, Inc. and American Power Group, Inc.

10.2
Escrow Agreement dated as of July 27, 2009, by and among GreenMan Alternative Energy, Inc., GreenMan Technologies, Inc., American Power Group, Inc. and Morse, Barnes-Brown & Pendleton, P.C., as escrow agent.

99.1	Press Release of GreenMan Technologies, Inc. dated July 29, 2009.
_______________

*	Filed as an exhibit to the Registrant’s Current Report on Form 8-K dated June 17, 2009 and filed June 23, 2009, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENMAN TECHNOLOGIES, INC.

By:  /s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

Date: July 31, 2009

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of July 27, 2009, by and among GreenMan Alternative Energy, Inc., GreenMan Technologies, Inc. and American Power Group, Inc.

2.2	Promissory Note dated as of July 27, 2009, in the principal amount of $531,500, issued by American Power Group, Inc. to GreenMan Alternative Energy, Inc.

10.1*	Exclusive Patent License Agreement dated as of June 17, 2009, by and between GreenMan Technologies, Inc. and American Power Group, Inc.

10.2
Escrow Agreement dated as of July 27, 2009, by and among GreenMan Alternative Energy, Inc., GreenMan Technologies, Inc., American Power Group, Inc. and Morse, Barnes-Brown & Pendleton, P.C., as escrow agent.

99.1	Press Release of GreenMan Technologies, Inc. dated July 29, 2009.
_______________

*	Filed as an exhibit to the Registrant’s Current Report on Form 8-K dated June 17, 2009 and filed June 23, 2009, and incorporated herein by reference.